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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                October 23, 2002
                                ----------------
                                (Date of Report)


                               Claimsnet.com inc.
                               ------------------
             (Exact name of registrant as specified in its charter)


          Delaware                        001-14665              75-2649230
(State or other jurisdiction             (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)

          12801 N. Central Expressway, Suite 1515, Dallas, Texas 75243
          ------------------------------------------------------------
                    (Address of principal executive offices)


                                 (972) 458-1701
                                ----------------
              (Registrant's telephone number, including area code)


                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

         On October 23, 2002, Registrant issued a press release announcing the appointment of Don Crosbie, to succeed Paul W. Miller, as President and Chief Executive Officer of Registrant. Mr. Miller will continue to serve the Registrant as Chief Operating Officer and Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.1.


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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 23, 2002

                                        CLAIMSNET.COM INC.



                                        By: /s/ Paul W. Miller
                                           -------------------------------------
                                        Name: Paul W. Miller

                                        Title: Chief Operating Officer and Chief
                                               Financial Officer